UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2024

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective March 5, 2024, the board of directors (the “Board”) of Alkermes plc (the “Company”) increased the size of the Board to eleven (11) directors and elected Nancy S. Lurker to the Board, with an initial term expiring at the Company’s 2024 annual general meeting of shareholders (the “2024 Annual Meeting”). As of the date of this Current Report on Form 8-K, Ms. Lurker has not been appointed to any committee of the Board.

For her service on the Board, Ms. Lurker will receive (i) a new director equity grant and (ii) an annual cash retainer and annual equity grant, in each case with the terms, and in the amounts, as determined in accordance with the processes described in the “Director Compensation” section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2023. The new director equity grant and a prorated annual equity grant for the 12-month period ending at the 2024 Annual Meeting will each be granted to Ms. Lurker in April 2024, on the date of the Company’s monthly new hire employee grant date. A prorated portion of the new director equity grant will be subject to forfeiture in the event that Ms. Lurker is not re-elected to the Board by the Company’s shareholders at the 2024 Annual Meeting.

In addition, the Company will enter into a deed of indemnification with Ms. Lurker in substantially the form filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 29, 2020, and Alkermes, Inc., a wholly-owned indirect subsidiary of the Company, will enter into an indemnification agreement with Ms. Lurker in substantially the form filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 29, 2020.

Ms. Lurker is not, nor has been since January 1, 2023, a participant in any transaction involving the Company, or a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On March 7, 2024, the Company issued a press release announcing Ms. Lurker’s appointment to the Board, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. This Item 7.01 and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Alkermes plc dated March 7, 2024.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: March 7, 2024	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary